                                                                   Exhibit 10.59

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

                  AMENDMENT (this "Amendment") made as of March 8, 2004 by and between Alamosa Holdings, Inc., a Delaware corporation ("Alamosa"), and Anthony
Sabatino (the "Employee"). This Amendment amends the Amended and Restated
Employment Agreement (the "Employment Agreement") made as of October 1, 2002 between Alamosa and the Employee.

         1. The Employment Agreement is hereby amended by deleting the reference to "September 30, 2005" that appears in Section 2(b) and by replacing it with
"September 30, 2006".

         2. The Employment Agreement is hereby amended by restating the first and second sentences of Section 6(b) in their entirety to read as follows:

         In addition, the Committee shall grant Employee additional options according to the following schedule: 2003 - 70,000 options, 2004 -
         150,000 options, 2005 - 125,000 options and 2006 - 100,000 options.
         Except in respect of 2003, one half of the annual options will be granted in January and one half in July and for 2004 one half of the annual options will be granted prior to July 2004.

         3. Employee hereby acknowledges that Exhibit A to the Employment
Agreement is attached as Exhibit A hereto.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment effective as of January 1, 2004.

                                      ALAMOSA HOLDINGS, INC.

                                      By:   /s/ David E. Sharbutt
                                         ---------------------------------------

                                      EMPLOYEE

                                      /s/ Anthony Sabatino
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